UNITED STATES

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DENNY’S CORPORATION

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Denny’s Corporation Investor Presentation Fourth Quarter 2009

Forward-Looking Statements & Solicitation Materials
Denny’s Corporation urges caution in considering its current trends and any outlook on earnings disclosed in this presentation.  In addition, certain matters discussed may constitute forward-looking statements.  These forward-
looking statements involve risks, uncertainties, and other factors that may cause the actual performance of
Denny’s Corporation, its subsidiaries and underlying restaurants to be materially different from the performance indicated or implied by such statements.  Words such as “expects”, “anticipates”, “believes”, “intends”, “plans”,
“hopes”, and variations of such words and similar expressions are intended to identify such forward-looking statements.  Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.  Factors that could cause actual performance to differ materially from the performance indicated by these forward-looking statements include, among others:  the competitive pressures from within the restaurant industry; the level of success of the Company’s operating initiatives, advertising and promotional efforts; adverse publicity; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy, particularly at the retail level;
political environment (including acts of war and terrorism); and other factors from time to time set forth in the
Company’s SEC reports, including but not limited to the discussion in Management’s Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (and in the Company’s subsequent quarterly reports on Form 10-Q).
This communication may be deemed a “solicitation” under the rules of the Securities and Exchange Commission in connection with Denny’s Corporation’s 2010 annual meeting of stockholders.  Denny’s will be filing a proxy statement with the SEC in connection with the solicitation of proxies for its 2010 annual meeting of stockholders.
Stockholders are strongly advised to read Denny’s 2010 proxy statement when it becomes available because it will contain important information.  Stockholders will be able to obtain copies of Denny’s 2010 proxy statement and other documents filed by Denny’s with the SEC in connection with its 2010 annual meeting of stockholders at the
SEC’s website at www.sec.gov or at the Investor Relations section of Denny’s website at www.dennys.com.
Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies from stockholders in connection with Denny’s Corporation’s 2010 annual meeting of stockholders is available on a Schedule 14A filed with the SEC on April 13, 2009, and on a Form 8-K filed with the
SEC on February 1, 2010.

Denny’s Overview
1.
Exceptional Brand Equity
1,551 restaurants; $2.2 billion in systemwide sales
2.
Business Model Transformation On-Going
Transitioning to a franchised-based business model
Much stronger balance sheet; greater financial flexibility
3.
Unlocking Long-Term Growth
Energized and expanding franchise system
Same-store sales opportunity
4.
Significantly Improved Investment Thesis
Materially reduced risk profile
Greater ability to flow sales through to earnings and Free Cash Flow

Exceptional Brand Equity
Exceptional Brand Awareness - An American Icon
97% brand awareness* in the United States
2
nd
largest Family Chain in units, sales and market share
24 hours / 7 days a week
Value
Longevity
Open since 1953
Overcame 9 recessions
Franchisees average 10 years in the system
40 restaurant openings LTM most since 2001
Diversification
Currently in 49 states and 8 countries
265 franchisees – none have more than 5% of franchise system
Equal sales across all four dayparts
* Source: Brand Tracker, May 2009

2010 Super Bowl
Campaign
offered a
Free Grand Slam to
everyone in the U.S.:
2 million guests
7% more than LY
during promo hours
500 newspapers
covered the story
Grand Slam: 88%
of population
associate with
Denny’s
* Source: Brand Tracker,
May 2009

Impressive Market Share in Top DMA’s
Top Market Share DMA’s
Los Angeles
% of Market Share
* Peer group includes: IHOP, Mimi’s Café, Marie Callendar, Coco’s, Carrow’s, Waffle House, Shoney’s, Perkins,
Friendly’s, Original Pancake, First Watch, Panera Bread and other notable brands. Source: Restaurant Trends 2008
27%
Miami
32%
Las Vegas
30%
Phoenix
21%
Orlando
21%
San Diego
31%
San Francisco
26%

Business Model Transformation On-Going

Franchise Growth Initiative (FGI)
Sale of select company restaurants to franchisees based on:
Gaining commitments to future unit growth
Strengthening company portfolio (sale of lower performing units)
Tightening company operating geography
Through Q409, Denny’s has sold
290
company units
(or 56% of the
pre-program company store base)
Targeting a 90% franchise mix
Optimizing the Capital Structure
Denny’s has materially lowered its debt leverage since 2006
No outstanding debt maturities until 2012
Transforming to Franchise Model With Materially Less Debt
Franchise Mix: 85%
from 67% in 1Q07
Paid down 50% of
debt since 2006

($ in millions)
'09 vs '08 '09 vs '07
2008 B/(W) 2007 B/(W)
Total Operating Revenue 608.1 760.3 (20%) 939.4 (35%)
Adjusted Income before Tax 30.0 23.2 29% 10.5 186%
2009
Producing Significant Earnings Growth
(1) See appendix for reconciliation of Net Income to Adjusted EBITDA and Adjusted Income before Taxes
(1)
Note: Adjusted Income before tax is a non-GAAP measure that management believes best reflects on-going earnings due to the significant impact on our P&L from non-operating, nonrecurring and non cash items

Growth of ‘Recurring’ Earnings Even in
Challenging  Economy
Note: Adjusted Income before tax is a non-GAAP measure that management believes best reflects on-going earnings due to the significant impact on our P&L from non-operating, nonrecurring and non cash items
($M)
-40
-35
-30
-25
-20
-15
-10
-5
0
5
10
15
20
25
30
35
Adj. Income Before Tax

Net Income Trend is Up
Note: Adjusted Income before tax is a non-GAAP measure that management believes best reflects on-going earnings due to the significant impact on our P&L from non-operating, nonrecurring and non cash items
($M)
Volatility has been
driven by the gain
on sales of assets
-40
-35
-30
-25
-20
-15
-10
-5
0
5
10
15
20
25
30
35
40
45
Adj. Income Before Tax Net Income

Return on Assets* Improving
* Return on Assets (ROA) = LTM Adjusted Income Before Taxes divided by Total Assets at End of Period.
Note: Adjusted Income before tax is a non-GAAP measure that management believes best reflects on-going earnings due to the significant impact on our P&L from non-operating, nonrecurring and non cash items
9.6%
6.8%
2.8%
2.8%
0.7%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
2005 2006 2007 2008 2009
100
200
300
400
500
600

Emerging Model is Focused on Delivering Free Cash Flow
($ in millions)
2005-2009
2005 2006 2007
2008
2009 Change
Adjusted EBITDA
(1)
$107.6 $119.5 $92.9 $88.4 $85.2 ($22.4)
Cash Interest Expense (48.2) (50.9) (38.5) (31.6) (29.3) +18.9
Cash Taxes (1.3) (1.3) (2.3) (1.1) (0.6) + 0.7
Capital Expenditures (47.2) (33.1) (33.1) (27.9) (18.4) +28.8
Free Cash Flow $11.0 $34.3 $19.0 $27.8 $36.9 $25.9
(1) See appendix for reconciliation of Net Income to Adjusted EBITDA and Adjusted Income before Taxes

Franchise Profit Contribution has Surpassed
Company Restaurants
($ in millions)
2006-2009
2006 2007 2008 Change
Equivalent Company Units 534 492 357 -49%
Co. Restaurant Profit $122.6 $98.7 $78.2 -42%
Co. Restaurant Profit Margin 14% 12% 12%
Equivalent Franchise Units 1,027 1,049 1,186 24%
Franchise Profit $61.8 $66.7 $77.1 24%
Franchise Profit Margin 69% 70% 69%
Co. Restaurant Contribution 66% 60% 50%
Franchise Profit Contribution 34% 40% 50%
2009
270
$71.0
15%
1,274
$76.5
64%
48%
52%

($ in millions)
Meaningful Franchise Margin Being Captured
$61.0
$61.8
$66.7
$77.1 $76.5
$0.0
$20.0
$40.0
$60.0
$80.0
2005 2006 2007 2008 2009
Franchise Operating Margin
$59.0
$30.8
$61.3
$28.4
$69.5
$25.3
$75.0
$37.0
$75.6
$43.5
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
2005 2006 2007 2008 2009
Royalties & Fees Occupancy Revenue

Denny’s has a High Percentage of Franchise Units
Franchised Units, % of Total Units (2008)
Source: NRN, YE2008, Denny’s YE2009
0% 20% 40% 60% 80% 100%
CKR
Sonic
YUM
Denny's
Burger King
McDonald's
DineEquity
Domino's

Company Margins Improving
Percent of Sales
Cost containment and food margin focus
Leverage from increased check average
Sale of lower performing assets
2007 saw material cost
pressures in minimum wages,
commodities, and utilities
1.1ppts due to
favorable
Workers’
Compensation
claims
development
12.3%
13.6%
11.7%
12.1%
14.5%
8.0%
12.0%
Company Operating Margin

18 Franchised Focused Organization Resulting in a Reduction in G&A ($M) $67.4 $61.0 $57.3 $62.6 $4.8 $56.9 $4.1 $52.6 $4.7 $0.0 $20.0 $40.0 $60.0 2007 2008 2009 Other G&A Expenses Stock Based Comp

Significant Debt Reduction of $275 Million
($ in millions)
2005-09
2005 2006 2007 2008 Change
Total Debt
Credit Facility 342.8 245.6 152.5 126.7 (262.8)
Capital Leases & Other 36.0 32.7 25.4 26.0
(12.3)
Senior Notes 175.0 175.0 175.0 175.0 0.0
Total Funded Debt $553.8 $453.3 $353.0 $327.6 ($275.1)
Cash & Cash Equivalents (28.2) (26.2) (21.6) (21.0)
Net Debt $525.5 $427.0 $331.4 $306.6
Net Debt / Adjusted EBITDA 4.9x 3.6x 3.6x 3.5x
(1.9x)
Adjusted EBITDA / Cash Interest 2.2x 2.3x 2.4x 2.8x 0.7x
2009
80.0
23.7
175.0
$278.7
(26.5)
$252.2
3.0x
2.9x

3.3x
3.3x
6.0x
1.3x
Paying Down Debt Driving Favorable Leverage
Comparisons
•
Denny’s
•
Cracker Barrel
•
DineEquity
•
Bob Evans
Total Debt /
LTM EBITDA
Adjusted Debt /
LTM EBITDAR
Source: Bank of America, as of LTM 2/17/10.
3.8x
4.4x
6.4x
2.2x
(1) See appendix for reconciliation of Net Income to LTM EBITDA; Adjusted Debt is Total Funded Debt plus operating leases capitalized as per 8x net rent methodology, net rent for Denny’s is as of 12/30//09 (in Q4 2009
Earnings Release).
(1)
(1)

$50 Million Revolving Credit Facility
Maturity December 2011
Revolver fully available with no current balance
$80 Million Term Loan
Maturity March 2012
Pre-paid by $180 million since origination in 12/06
$175 Million 10% Senior Notes
Maturity October 2012
Callable as of 10/09 at 102.5
Credit Agreements Prohibit Stock and Bond Repurchases
Continue to Monitor the Credit Markets for Opportunities to
Further Strengthen Capital Structure
Sufficient Liquidity and No Near-Term Maturities

Unlocking Long-Term Growth

Aggressively Developing Programs to Spur Unit
Development
The Franchise Growth Initiative
The Market Growth Incentive Plan (MGIP)
The New & Emerging Market Incentive Plan
Travel Center relationships
Franchisee commitments to build
185
future restaurants
(58
opened)
Driving Sales on the Platforms of ‘Real Breakfast’,
Value and Limited Time Only focus for New Product
Innovation
Strong Foundation Provides Denny’s with the Ability
to now Focus on Growth

Stimulating Growth Through Unit Development
Programs
Most
openings
since 2001
Denny’s unit development has grown by 74% as compared to 2007
21
20
23
34
40
0
5
10
15
20
25
30
35
40
45
New Restaurant Openings

95% of new Denny’s units since the beginning of 2008 have been opened by franchisees
Opened 39 new franchise restaurants LTM 4Q09 a 122% increase in franchise development compared with 2007
42 new franchisees have been brought into the system since 2007
Strong new franchisees have entered the Denny’s system including largest franchise operators for Jack-in-the-Box and Carl’s Jr.
56 separate franchisees have bought units through FGI
Franchisee mix: 25 have been new; 31 have been existing; 17 have completed multiple FGI transactions
Energizing Franchise System Through Unit Development

Denny’s Opportunities
Markets (DMAs) Where Denny’s is Either not Present
or Underdeveloped
New York / Boston / Charlotte 6 in each
Atlanta 5
Nashville/ Cincinnati 0
Travel Centers:
6 Denny’s units open with Pilot, the largest Travel Center operator in the
US – Denny’s sales index above system averages
Recently opened 4 units with Flying J Travel Centers
Takes advantage of Denny’s highway heritage
Number of Denny’s

27 First PILOT co-location in Mt. Vernon, Illinois

28 Prototype Opened March 2008 and Ranks #1* - Lowest Cost * Source: ‘Restaurant Research’ – Billion Dollar Restaurant Chain Data Report - New Build Costs 2009 * Lowest Cost in Family Segment

Denny’s System Same-Store Sales Historically
Outperform
Note: Industry data taken from published reports of 28 selected public restaurant chains
(some averages and estimates are used).
-7.5%
-5.5%
-3.5%
-1.5%
0.5%
2.5%
4.5%
6.5%
Quick-Service
Midscale
Casual
Denny's System

Committed to Driving Sales
Compelling New Limited Time Only Products & Program Offerings
Pipeline of new LTO entrees across all dayparts with a focus on breakfast
Attractive Entry Prices and Value is a Critical Component
Entry price points across all dayparts
Regional value promotions supported by local co-ops
In-store promotion of higher-priced, higher-margin entrees with upselling
Pancake Puppies: incremental business that delivers $1.80/plate in profit or
~$6,000/year/unit
Increased Focus on Media
Established Local Co-ops in 2009: now cover 51% of Denny’s sales;
increased media potential of the system by 18% since 2008
Greater weight on media in the National Advertising Fund

Current On-Air Module – Starting @ $4.99 31

Driving Incremental Revenue and Profit 32 Starting @ $1.99

Conclusion

34 Denny’s Investment Highlights 1. Exceptional Brand Equity 2. Business Model Transformation On-Going 3. Unlocking Long-Term Growth 4. Significantly Improved Investment Thesis

35 Appendix

Income and EBITDA Reconciliation
($ in millions)
2005 2006 2007 2008 2009
Net income (loss) ($7.3) $30.1 $31.4 $14.7 $41.6
Provision for income taxes 1.2 14.7 4.8 1.6 1.4
Operating gains, losses and other charges, net 3.1 (47.9) (31.1) (6.4) (14.5)
Other nonoperating expense, net (0.6) 8.0 0.7 9.2 (3.1)
Share-based compensation 7.8 7.6 4.8 4.1 4.7
Adjusted income before taxes $4.2 $12.5 $10.5 $23.2 $30.0
Interest expense, net 55.2 57.7 43.0 35.5 32.6
Depreciation and amortization 56.1 55.3 49.3 39.8 32.3
Cash pmts for restructuring charges and exit costs (6.7) (5.1) (9.1) (9.1) (7.5)
Cash pmts for share-based compensation (1.2) (0.9) (0.9) (0.9) (2.2)
Adjusted EBITDA $107.6 $119.5 $92.9 $88.4 $85.2

Selling Denny’s Lower Performing Company Operating Units
7.1%
10.9%
14.3%
16.4%
20.6%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
$1.2MM $1.4MM $1.6MM $1.8MM $2.4MM
AUV in millions
Company Restaurant Operating Margin
Note:  Each column represents 1/5 of the 520 company restaurants prior to the FGI program divided into quintiles sorted by average unit volume.  The boxed number reflects the company restaurants remaining in each quintile out of the original 104.  The margin shown reflects restaurant level operating margin in 2006 excluding area management and other costs.